Fees Summary	Mar. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,846,478.00
Previously Paid Amount	0.00
Total Fee Amount	2,051.00
Total Offset Amount	0.00
Net Fee	$ 2,051.00